================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2006

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                                 41-1580506
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEMS 5.02     (c) AND (e)

Appointment of Jerry Noyce as Vice Chairman

     On November 30, 2006, the Board of Directors of Health Fitness Corporation (the "Company") approved the appointment of Jerry Noyce, the current President and Chief Executive Officer of the Company, to the new position of Vice Chairman, effective on January 1, 2007. In this capacity, Mr. Noyce will focus on identifying new markets for the Company, potential acquisition, joint venture or partnership opportunities for the Company, and supporting the growth of the Company's fitness management business area and integrating it with the Company's health management services. Mr. Noyce also will continue to serve as a director of the Company. The Company and Mr. Noyce amended Mr. Noyce's current employment agreement on December 1, 2006 to reflect his new position. The amendment maintains Mr. Noyce's compensation and benefit arrangements, provides that his duties and responsibilities will be subject to determination by the Company's Board of Directors, and deletes a severance provision relating to changes of control that is applicable only to the CEO position.

     Information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mr. Noyce's business experience and other matters is set forth under the caption "Executive Officers of the Registrant" included in Part I of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2005, and under the caption "Election of Directors (Proposal #1)" included in the Company's Definitive Proxy Statement for the fiscal year ended December 31, 2005, which information is incorporated herein by reference.

     A copy of the amendment to Mr. Noyce's employment agreement is attached hereto as Exhibit 99.1.

Appointment of Gregg Lehman as President and Chief Executive Officer

     On November 30, 2006, the Board of Directors of the Company approved the appointment of Gregg O. Lehman to the position of President and Chief Executive Officer currently held by Mr. Noyce, effective on January 1, 2007. Mr. Lehman has been a director of the Company since September 25, 2006 and will continue to serve in such capacity.

     Mr. Lehman, age 59, has served since March 2006 as Chairman, President and Chief Executive Officer of INSPIRIS Inc., a Nashville-based specialty care management company that provides care to frail Medicare Advantage members in long-term care facilities. From 2003 to 2006, Mr. Lehman was President and Chief Executive Officer of Gordian Health Solutions, Inc., a Nashville company dedicated to improving the health of employees and dependents for employers and health plans. From 1998 to 2003, Mr. Lehman served as President and Chief Executive Officer of the National Business Coalition on Health, a Washington D.C.-based movement of ninety employer-led coalitions seeking better quality and more cost-effective healthcare for employees. None of the entities for which Mr. Lehman has served are affiliated with the Company.

     The Company entered into an employment agreement with Mr. Lehman on December 1, 2006. Under the employment agreement, Mr. Lehman will serve for an indefinite term until his employment is terminated in accordance with the terms of the agreement. The Company will pay Mr. Lehman an annual salary of $275,000, and Mr. Lehman will be eligible for annual bonuses of between 15% and 50% of his base salary, based upon the achievement of financial objectives set annually by the Board of Directors. Mr. Lehman will be also entitled to participate in all employee and executive benefit plans of the Company. In addition, the Company will pay Mr. Lehman commuting expenses and reasonable living costs in the Twin Cities Metropolitan area for up to six months from the commencement of his employment, and will reimburse Mr. Lehman for his relocation expenses and attorneys' fees incurred in negotiation of the employment agreement. Following Mr. Lehman's relocation to the Twin Cities Metropolitan area, the Company will pay Mr. Lehman a monthly car allowance of $500 and monthly membership fees of up to $200 per month, and an initial membership fee of up to $2,500, at a local country club of his choosing.

     On January 1, 2007, the effective date of the agreement, the Company will grant Mr. Lehman an equity award of 50,000 shares of restricted common stock, which shall vest in three equal installments on the first of the year for each of 2007, 2008 and 2009. The Company and Mr. Lehman will enter into award agreements for this restricted stock no more than 15 business days after the effective date of the agreement. In addition, when Mr. Lehman commences his employment the Company will grant him 250,000 stock options, subject to the terms of the Company's 2005 Stock Option Plan and the terms of an Incentive Stock Option Agreement to be entered into between the Company and Mr. Lehman. The options will vest ratably over five years, and the exercise price of the options will be equal to the fair market value on the date of the grant.
Mr. Lehman will also be eligible to receive annual stock option grants in accordance with the Company's 2005 Stock Option Plan.

     If the Company terminates Mr. Lehman's employment without cause, he will continue to receive his base salary for a period of 12 months following termination. If the Company terminates Mr. Lehman's employment upon a "change of control" or if Mr. Lehman resigns upon a "change of control" if he is not offered the opportunity to continue as the Chief Executive Officer of the surviving business, he will continue to receive his base salary for a period of 12, 18 or 24 months following the termination, depending upon the duration of Mr. Lehman's employment at the time of the termination. Mr. Lehman has agreed to a covenant not to compete and a non-solicitation covenant following termination of the agreement.

     A copy of the employment agreement with Mr. Lehman is attached hereto as
Exhibit 99.2.

ITEM 8.01      OTHER EVENTS.

              On December 4, 2006, the Company issued a press release announcing the appointment of Mr. Noyce as the Company's Vice Chairman and the appointment of Mr. Lehman as the Company's President and Chief Executive Officer. The full text of the press release is set forth in Exhibit 99.3 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements: None.

          (b)  Pro forma financial information: None.

          (c)  Shell Company Transactions. None.

          (d)  Exhibits:

     Exhibit 99.1 Amendment, dated as of December 1, 2006, to the Employment Agreement dated as of November 30, 2000, by and between Health Fitness Corporation and Jerry Noyce.

     Exhibit 99.2 Employment Agreement, dated as of December 1, 2006, by and between Health Fitness Corporation and Gregg Lehman.

     Exhibit 99.3 Press release dated December 4, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2006

                                            HEALTH FITNESS CORPORATION

                                            By  /s/ Wesley W. Winnekins
                                            ---------------------------
                                                    Wesley W. Winnekins
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report



Exhibit Number             Description
--------------             -----------
         99.1       Amendment, dated as of December 1, 2006, to the Employment
                    Agreement dated as of November 30, 2000, by and between
                    Health Fitness Corporation and Jerry Noyce.

         99.2 Employment Agreement, dated as of December 1, 2006, by and between Health Fitness Corporation and Gregg Lehman.

         99.3       Press release dated December 4, 2006.